Exhibit 99.1

Energy Recovery Reports its Third Quarter 2024 Financial Results

SAN LEANDRO, Calif. - October 30, 2024 – Energy Recovery, Inc. (Nasdaq:ERII) (“Energy Recovery” or the “Company”) today announced its financial results for the third quarter and nine months ended September 30, 2024.

Third Quarter Highlights
•Revenue of $38.6 million, reaching the upper end of our guidance of $35 - $39 million.
•Gross margin of 65.1%, a decrease of 480 bps, as compared to Q3’2023, due primarily to higher manufacturing costs and higher costs related to product mix.
•Operating expenses of $18.1 million, an increase of 7.8%, as compared to Q3’2023, due primarily to higher consulting costs related to enhancement of our corporate growth strategy and higher employee costs.
•Income from operations of $7.1 million, a decrease of 22.7%, as compared to Q3’2023, mainly due to higher operating expenses and lower gross margin.
•Net income of $8.5 million and adjusted EBITDA(1) of $11.6 million.
•Cash and investments of $139.9 million, which include cash, cash equivalents, and short- and long-term investments.

David Moon, President and CEO, commented on the financial results, “We delivered strong third quarter results, hitting the upper end of our guidance for the quarter and, although there is still work to be done, we believe we are well-positioned in this quarter to deliver on our guidance for the full year. Our core desalination business continues to demonstrate durability of growth, our wastewater business continues to expand, and we are making real progress this year in our CO2 refrigeration business.”

Mr. Moon continued, “With our PX G1300 summer data collection complete, we just issued a white paper with the measurement and verification results, provided by a third party engineering firm, that we believe will be an important next step to getting the PX G1300 integrated into OEM systems designs and ultimately specified by supermarkets. Finally, we concluded our strategic work on what I have termed our Playbook. This Playbook outlines our five-year plan to grow all three of Energy Recovery’s businesses. It is an ambitious and I believe achievable blueprint for growth that I, along with Mike Mancini, CFO, and our business unit leads, are excited to lay out next month on a live investor webinar we are hosting on November 18, 2024.”

Financial Highlights

	Quarter-to-Date			Year to Date
	Q3’2024	Q3’2023	vs. Q3’2023	2024	2023	2024 vs. 2023
	(In millions, except net income (loss) per share, percentages and basis points)
Revenue	$38.6	$37.0	up 4%	$77.9	$71.2	up 9%
Gross margin	65.1%	69.9%	down 480 bps	64.0%	66.9%	down 290 bps
Operating margin	18.3%	24.7%	down 640 bps	(7.6%)	(2.2%)	down 540 bps
Net income (loss)	$8.5	$9.7	down 12%	($0.4)	$1.7	down 125%
Net income (loss) per share	$0.15	$0.17	down $0.02	($0.01)	$0.03	down $0.04
Effective tax rate				62.4%	(114.2%)
Cash provided by (used for) operations	($3.0)	$7.7		$11.6	$12.3

Non-GAAP Financial Highlights (1)

	Quarter-to-Date			Year to Date
	Q3’2024	Q3’2023	vs. Q3’2023	2024	2023	2024 vs. 2023
	(In millions, except adjusted net income per share, percentages and basis points)
Adjusted operating margin	27.5%	29.5%	down 200 bps	9.7%	6.0%	up 370 bps
Adjusted net income	$12.0	$11.4	up 5%	$12.4	$6.8	up 81%
Adjusted net income per share	$0.21	$0.20	up $0.01	$0.22	$0.12	up $0.10
Adjusted EBITDA	$11.6	$12.0		$10.6	$7.3
Free cash flow	($3.2)	$7.4		$10.4	$11.1

(1)Refer to the sections “Use of Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” for definitions of our non-GAAP financial measures and reconciliations of GAAP to non-GAAP amounts, respectively.

Forward-Looking Statements
Certain matters discussed in this press release and on the conference call are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the belief that the Company is well-positioned in the fourth quarter to deliver on our guidance for the full year, the belief that the Company is making real progress this year in its CO2 refrigeration business, the belief that the Company’s recently published white paper is an important next step to getting the PX G1300 integrated into original equipment manufacturers’ systems designs and ultimately specified by supermarkets, and the belief that the Company’s Playbook is an achievable blueprint for growth. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates, or projections and are not guarantees of future events or results. Potential risks and uncertainties include risks relating to the future demand for the Company’s products, risks relating to performance by our customers and third-party partners, risks relating to the timing of revenue, and any other factors that may have been discussed herein regarding the risks and uncertainties of the Company’s business, and the risks discussed under “Risk Factors” in the Company’s Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) for the year ended December 31, 2023, as well as other reports filed by the Company with the SEC from time to time. Because such forward-looking statements involve risks and uncertainties, the Company’s actual results may differ materially from the predictions in these forward-looking statements. All forward-looking statements are made as of today, and the Company assumes no obligation to update such statements.

Use of Non-GAAP Financial Measures
This press release includes certain non-GAAP financial measures, including adjusted operating margin, adjusted net income, adjusted net income per share, adjusted EBITDA and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions, and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Notes to the Financial Results
•Adjusted operating margin is a non-GAAP financial measure that the Company defines as income (loss) from operations which excludes i) share-based compensation; and ii) executive transition costs, such as executive search costs, retention costs, one-time severance costs and one-time corporate growth strategy costs, divided by revenues.
•Adjusted net income is a non-GAAP financial measure that the Company defines as net income which excludes i) share-based compensation; ii) executive transition costs; and iii) the applicable tax effect of the excluded items including the share-based compensation discrete tax item.
•Adjusted net income per share is a non-GAAP financial measure that the Company defines as net income (loss), which excludes i) share-based compensation; ii) executive transition costs and iii) the applicable tax effect of the excluded items including the share-based compensation discrete tax item, divided by basic shares outstanding.
•Adjusted EBITDA is a non-GAAP financial measure that the Company defines as net income (loss) which excludes i) depreciation and amortization; ii) share-based compensation; iii) executive transition costs; iv) other income, net, such as interest income and other non-operating income (expense), net; and v) provision for (benefit from) income taxes.
•Free cash flow is a non-GAAP financial measure that the Company defines as net cash provided by (used in) operating activities less capital expenditures.

Conference Call to Discuss Financial Results
LIVE CONFERENCE CALL:
Wednesday, October 30, 2024, 2:00 PM PT / 5:00 PM ET
US / Canada Toll-Free: +1 (866) 682-6100
Local / International Toll: +1 (862) 298-0702

CONFERENCE CALL REPLAY:
Available approximately three hours after conclusion of the live call.
Expiration: Friday, November 29, 2024
US / Canada Toll-Free: +1 (877) 660-6853
Local / International Toll: +1 (201) 612-7415
Access code: 13749222

Investors may also access the live call and the replay over the internet on the “Events” page of the Company’s website located at https://ir.energyrecovery.com/news-events/ir-calendar.

Disclosure Information
Energy Recovery uses the investor relations section on its website as means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Energy Recovery’s investor relations website in addition to following Energy Recovery’s press releases, SEC filings, and public conference calls and webcasts.

About Energy Recovery
Energy Recovery (Nasdaq: ERII) is a trusted global leader in energy efficiency technology. Building on the Company’s pressure exchanger technology platform, the Company designs and manufactures reliable, high-performance solutions that generate cost savings and increase energy efficiency across several industries. With a strong foundation in the desalination industry, the Company has delivered transformative solutions that optimize operations and deliver positive environmental impact to its customers worldwide for more than 30 years. Headquartered in the San Francisco Bay Area, the Company has manufacturing and research and development facilities across California and Texas with sales and on-site technical support available globally. To learn more, visit https://energyrecovery.com/.

Contact
Investor Relations
ir@energyrecovery.com

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	September 30, 2024	December 31, 2023
	(In thousands)
ASSETS
Cash, cash equivalents and investments	$139,911	$122,375
Accounts receivable and contract assets	33,319	47,529
Inventories, net	33,464	26,149
Prepaid expenses and other assets	5,295	3,251
Property, equipment and operating leases	26,504	30,168
Goodwill	12,790	12,790
Deferred tax assets and other assets	11,422	10,712
TOTAL ASSETS	$262,705	$252,974

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable and accrued expenses	$13,938	$18,583
Contract liabilities and other liabilities, non-current	3,069	1,304
Lease liabilities	11,825	13,279
Total liabilities	28,832	33,166

Stockholders’ equity	233,873	219,808
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$262,705	$252,974

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
	(In thousands, except per share data)
Revenue	$38,584	$37,036	$77,873	$71,160
Cost of revenue	13,472	11,154	28,060	23,580
Gross profit	25,112	25,882	49,813	47,580

Operating expenses
General and administrative	7,673	7,369	24,771	21,704
Sales and marketing	6,413	5,411	18,669	15,397
Research and development	3,969	3,969	12,264	12,043
Total operating expenses	18,055	16,749	55,704	49,144
Income (loss) from operations	7,057	9,133	(5,891)	(1,564)
Other income, net	1,768	1,045	4,771	2,357
Income (loss) before income taxes	8,825	10,178	(1,120)	793
Provision for (benefit from) income taxes	344	518	(699)	(906)
Net income (loss)	$8,481	$9,660	$(421)	$1,699

Net income (loss) per share
Basic	$0.15	$0.17	$(0.01)	$0.03
Diluted	$0.15	$0.17	$(0.01)	$0.03

Number of shares used in per share calculations
Basic	57,756	56,443	57,409	56,346
Diluted	58,290	57,969	57,409	57,761

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
	2024	2023
	(In thousands)
Cash flows from operating activities:
Net (loss) income	$(421)	$1,699
Non-cash adjustments	11,432	8,817
Net cash provided by (used in) operating assets and liabilities	556	1,756
Net cash provided by operating activities	11,567	12,272

Cash flows from investing activities:
Net investment in marketable securities	(21,067)	(17,278)
Capital expenditures	(1,194)	(1,179)
Proceeds from sales of fixed assets	90	82
Net cash used in investing activities	(22,171)	(18,375)

Cash flows from financing activities:
Net proceeds from issuance of common stock	5,795	1,184
Net cash provided by financing activities	5,795	1,184

Effect of exchange rate differences	(23)	27
Net change in cash, cash equivalents and restricted cash	$(4,832)	$(4,892)
Cash, cash equivalents and restricted cash, end of period	$63,393	$51,566

ENERGY RECOVERY, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(Unaudited)

Channel Revenue

	Three Months Ended September 30,			Nine Months Ended September 30,
	2024	2023	vs. 2023	2024	2023	vs. 2023
	(In thousands, except percentages)
Megaproject	$29,009	$26,829	up 8%	$48,924	$42,283	up 16%
Original equipment manufacturer	4,919	5,307	down 7%	15,210	16,845	down 10%
Aftermarket	4,656	4,900	down 5%	13,739	12,032	up 14%
Total revenue	$38,584	$37,036	up 4%	$77,873	$71,160	up 9%
Segment Activity

	Three Months Ended September 30,
	2024				2023
	Water	Emerging Technologies	Corporate	Total	Water	Emerging Technologies	Corporate	Total
	(In thousands)
Revenue	$38,344	$240	$—	$38,584	$36,812	$224	$—	$37,036
Cost of revenue	13,334	138	—	13,472	11,114	40	—	11,154
Gross profit	25,010	102	—	25,112	25,698	184	—	25,882

Operating expenses
General and administrative	1,803	906	4,964	7,673	2,039	1,061	4,269	7,369
Sales and marketing	3,777	1,977	659	6,413	3,272	1,560	579	5,411
Research and development	1,145	2,824	—	3,969	1,098	2,871	—	3,969
Total operating expenses	6,725	5,707	5,623	18,055	6,409	5,492	4,848	16,749
Operating income (loss)	$18,285	$(5,605)	$(5,623)	$7,057	$19,289	$(5,308)	$(4,848)	$9,133

	Nine Months Ended September 30,
	2024				2023
	Water	Emerging Technologies	Corporate	Total	Water	Emerging Technologies	Corporate	Total
	(In thousands)
Revenue	$77,351	$522	$—	$77,873	$70,622	$538	$—	$71,160
Cost of revenue	27,633	427	—	28,060	23,136	444	—	23,580
Gross profit	49,718	95	—	49,813	47,486	94	—	47,580

Operating expenses
General and administrative	5,637	2,908	16,226	24,771	5,837	2,976	12,891	21,704
Sales and marketing	11,359	5,484	1,826	18,669	9,567	4,171	1,659	15,397
Research and development	3,318	8,946	—	12,264	3,121	8,922	—	12,043
Total operating expenses	20,314	17,338	18,052	55,704	18,525	16,069	14,550	49,144
Operating income (loss)	$29,404	$(17,243)	$(18,052)	$(5,891)	$28,961	$(15,975)	$(14,550)	$(1,564)

Share-based Compensation

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
	(In thousands)
Stock-based compensation expense charged to:
Cost of revenue	$176	$158	$980	$555
General and administrative	954	905	3,372	2,628
Sales and marketing	845	436	2,767	1,684
Research and development	437	292	1,393	944
Total stock-based compensation expense	$2,412	$1,791	$8,512	$5,811

ENERGY RECOVERY, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (1)
(Unaudited)

This press release includes certain non-GAAP financial information because we plan and manage our business using such information. The following table reconciles the GAAP financial information to the non-GAAP financial information.

	Quarter-to-Date		Year to Date
	Q3'2024	Q3'2023	Q3'2024	Q3'2023
	(In millions, except shares, per share and percentages)
Operating margin	18.3%	24.7%	(7.6)%	(2.2)%
Share-based compensation	6.3	4.8	10.9	8.2
Executive transition costs	2.9	—	6.4	—
Adjusted operating margin	27.5%	29.5%	9.7%	6.0%

Net income (loss)	$8.5	$9.7	$(0.4)	$1.7
Share-based compensation	2.4	1.8	8.5	5.8
Executive transition costs (2)	1.0	—	4.4	—
Share-based compensation discrete tax item	0.1	(0.1)	(0.1)	(0.7)
Adjusted net income	$12.0	$11.4	$12.4	$6.8

Net income (loss) per share	$0.15	$0.17	$(0.01)	$0.03
Adjustments to net income (loss) per share (3)	0.06	0.03	0.23	0.09
Adjusted net income per share	$0.21	$0.20	$0.22	$0.12

Net income (loss)	$8.5	$9.7	$(0.4)	$1.7
Share-based compensation	2.4	1.8	8.5	5.8
Depreciation and amortization	1.0	1.1	3.1	3.1
Executive transition costs	1.1	—	5.0	—
Other income, net	(1.8)	(1.0)	(4.8)	(2.4)
Provision for (benefit from) income taxes	0.3	0.5	(0.7)	(0.9)
Adjusted EBITDA	$11.6	$12.0	$10.6	$7.3

Free cash flow
Net cash provided by (used in) operating activities	$(3.0)	$7.7	$11.6	$12.3
Capital expenditures	(0.2)	(0.3)	(1.2)	(1.2)
Free cash flow	$(3.2)	$7.4	$10.4	$11.1

(1)Amounts may not total due to rounding.
(2)Amounts presented are net of tax.
(3)Refer to the sections “Use of Non-GAAP Financial Measures” for description of items included in adjustments.